JANUS INVESTMENT FUND

                        Supplement Dated November 1, 1995
                      to Prospectus Dated February 15, 1995



I. Effective November 1, 1995, Janus Twenty Fund will open to new investors. Accordingly, the Janus Spectrum on page 3 of the Prospectus is amended by deleting the footnote reference for Janus Twenty Fund.


II. The third paragraph of "Other Information - Organization" on page 23 of the Prospectus is deleted in its entirety and replaced with the following:

     The Trust offers Janus Venture Fund (currently closed to new investors), Janus Twenty Fund, Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund by separate prospectuses. Please call 1-800-525-3713 for information or to receive a prospectus.